Commitments and contingencies	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments and contingencies

Note 34	Commitments and contingencies
Commitments
The following table is a summary of our contractual obligations at December 31, 2023 that are due in each of the next five years and thereafter.

	2024	2025	2026	2027	2028	THERE- AFTER	TOTAL
Commitments for property, plant and equipment and intangible assets	2,043	1,513	599	316	246	1,041	5,758
Purchase obligations	619	513	537	314	219	820	3,022
Planned acquisition of OUTFRONT Media Inc.	410	—	—	—	—	—	410
Leases committed not yet commenced	2	6	—	—	—	—	8
Total	3,074	2,032	1,136	630	465	1,861	9,198
Our commitments for property, plant and equipment and intangible assets include program and feature film rights and investments to expand and update our networks to meet customer demand.
Purchase obligations consist of contractual obligations under service and product contracts for operating expenditures and other purchase obligations.

Our commitments for leases not yet commenced include real estate, OOH advertising spaces and fibre use. These leases are non-cancellable.

On October 23, 2023, Bell Media announced it plans to acquire the Canadian OOH media business of OUTFRONT Media Inc. The transaction is valued at $410 million, subject to certain adjustments, and is expected to close in the first half of 2024, subject to regulatory approval and other closing conditions. The acquisition of the Canadian OOH media business of OUTFRONT Media Inc. is expected to support Bell Media's digital media strategy and to deliver impactful, multi-channel marketing solutions coast-to-coast. The results of the Canadian OOH business of OUTFRONT Media Inc. will be included in our Bell Media segment.

Contingencies
As part of its ongoing review of wholesale Internet rates, on October 6, 2016, the CRTC significantly reduced, on an interim basis, some of the wholesale rates that Bell Canada and other major providers charge for access by third-party Internet resellers to fibre-to-the-node (FTTN) or cable networks, as applicable. On August 15, 2019, the CRTC further reduced the wholesale rates that Internet resellers pay to access network infrastructure built by facilities-based providers like Bell Canada, with retroactive effect back to March 2016.
The August 2019 decision was stayed, first by the Federal Court of Appeal and then by the CRTC, with the result that it never came into effect. In response to review and vary applications filed by each of Bell Canada, five major cable carriers (Cogeco Communications Inc., Bragg Communications Inc. (Eastlink), Rogers Communications Canada Inc., Shaw Communications Inc. and Videotron Ltée) and Telus Communications Inc., the CRTC issued Decision 2021-182 on May 27, 2021, which mostly reinstated the rates prevailing prior to August 2019 with some reductions to the Bell Canada rates with retroactive effect to March 2016. As a result, in Q2 2021, we recorded a reduction in revenue of $44 million in our income statements.
While there remains a requirement to refund monies to third-party Internet resellers, the establishment of final wholesale rates that are similar to those prevailing since 2019 reduces the impact of the CRTC’s long-running review of wholesale Internet rates. The largest reseller, TekSavvy Solutions Inc. (TekSavvy), obtained leave to appeal the CRTC’s decision of May 27, 2021 before the Federal Court of Appeal. Oral hearings are now complete and we are awaiting a decision of the court. The decision was also challenged in three petitions brought by TekSavvy, the Canadian Network Operators Consortium Inc. and National Capital Freenet before Cabinet, but on May 26, 2022, Cabinet announced it would not alter the decision.
In the ordinary course of business, we become involved in various claims and legal proceedings seeking monetary damages and other relief. In particular, because of the nature of our consumer-facing business, we are exposed to class actions pursuant to which substantial monetary damages may be claimed. Due to the inherent risks and uncertainties of the litigation process, we cannot predict the final outcome or timing of claims and legal proceedings. Subject to the foregoing, and based on information currently available and management’s assessment of the merits of the claims and legal proceedings pending at March 7, 2024, management believes that the ultimate resolution of these claims and legal proceedings is unlikely to have a material and negative effect on our financial statements. We believe that we have strong defences and we intend to vigorously defend our positions.